UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 13, 2018

Shepherd’s Finance, LLC

(Exact name of registrant as specified in its charter)

Commission File Number: 333-203707

Delaware	36-4608739
(State or other jurisdiction	(IRS Employer
of incorporation)	Identification No.)

13241 Bartram Park Blvd., Suite 2401, Jacksonville, Florida 32258

(Address of principal executive offices, including zip code)

(302) 752-2688

(Registrant’s telephone number, including area code)

None.

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act (17 CFR 230.405) or Rule 12b-2 of the Exchange Act (17 CFR 240.12b-2). Emerging growth company [X]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

Item 1.01.	Entry into Material Definitive Agreement.

As previously disclosed, on October 23, 2017, Shepherd’s Finance, LLC (the “Company”) entered into a Line of Credit Agreement (the “LOC Agreement”) with Paul Swanson (the “Lender”). Pursuant to the LOC Agreement, the Lender provided the Company with a revolving line of credit (the “Line of Credit”). The Company and the Lender entered into a Master Loan Modification Agreement which modified the LOC Agreement (the “Modification Agreement”) and is effective and enforceable by the Registrant as of April 13, 2018. The Modification Agreement increased the maximum borrowing amount under the Line of Credit from $4,000,000 to $7,000,000. If the Lender elects not to renew the Modification Agreement, the Lender must give the Company written notice at least 120 days before the expiration date of the then current term. If the Lender provides such written notice, the Company must repay $4,000,000 of the Line of Credit by the expiration date, and must repay the remaining balance on the Line of Credit by 120 days after the expiration date. The Company’s obligation to repay the Line of Credit is evidenced by two Modified Promissory Notes from the Company (the “Promissory Notes”), one dated April 12, 2018 and evidencing a promise to repay the secured portion of the Line of Credit (the “Secured Promissory Note”), and the other dated April 13, 2018 and evidencing a promise to repay the unsecured portion of the Line of Credit (the “Unsecured Promissory Note”). The Modification Agreement did not affect the other terms of the LOC Agreement.

The descriptions of the Modification Agreement and the Promissory Notes above are qualified in their entirety by the Modification Agreement, the Unsecured Promissory Note, and the Secured Promissory Note attached as Exhibits 10.1, 10.2, and 10.3, respectively, to this Current Report on Form 8-K. Copies of the Modification Agreement, the Unsecured Promissory Note, and the Secured Promissory Note are filed as Exhibits 10.1, 10.2, and 10.3, respectively, to this Current Report on Form 8-K and are incorporated herein solely for purposes of this Item 1.01 disclosure.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

10.1	Modification Agreement between the Company and the Lender effective as of April 13, 2018
10.2	Unsecured Promissory Note from the Company to the Lender dated as of October 23, 2017 and April 12, 2018
10.3	Secured Promissory Note from the Company to the Lender dated as of October 23, 2017 and April 13, 2018

Signature(s)

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Shepherd’s Finance, LLC

Date: April 18, 2018	By:	/s/ Daniel M. Wallach
Daniel M. Wallach
Chief Executive Officer and Manager